EXHIBIT 99.2

SOAH DOCKET NO. 473-15-5257
PUC DOCKET NO. 44941

APPLICATION OF EL PASO ELECTRIC COMPANY TO CHANGE RATES	§ § §	BEFORE THE STATE OFFICE OF ADMINISTRATIVE HEARINGS

___________________________________________________________________________

SOAH DOCKET NO. 473-16-1685
PUC DOCKET NO. 45475

REVIEW OF RATE CASE EXPENSES INCURRED BY EL PASO ELECTRIC COMPANY AND MUNICIPALITIES IN DOCKET NO. 44941	§ § § §	BEFORE THE STATE OFFICE OF ADMINISTRATIVE HEARINGS

JOINT MOTION TO IMPLEMENT UNCONTESTED AMENDED AND RESTATED STIPULATION AND AGREEMENT

The parties to these proceedings either support or do not oppose the resolution of these proceedings in accordance with the Amended and Restated Stipulation and Agreement (Amended and Restated Agreement), which is attached as Exhibit A. The Amended and Restated Agreement settles all issues in these proceedings and is uncontested. In order to implement this settlement, the signatories to the Amended and Restated Agreement (Signatories), who are also the parties to this Motion, respectfully move that the Administrative Law Judges (ALJs) grant the requests listed below.

I.	SUMMARY OF REQUESTS
The parties to this Motion respectfully request that the ALJs:

1.
Consolidate into the Docket No. 44941 rate case the pending proceeding for the review and recovery of EPE’s and its municipalities’ rate case expenses, Docket No. 45475, Review of Rate Case Expenses Incurred by El Paso Electric Company and Municipalities in Docket No. 44941.

2.	Admit into evidence the documents identified below in Section V.

3.	Dismiss the consolidated docket from SOAH’s docket and return the case to the Commission for ultimate disposition.

II.	THE PARTIES TO THIS MOTION AND THE AMENDED AND RESTATED AGREEMENT

The parties to this Motion are all the parties to this case except Rockney Bacchus. While Mr. Bacchus will not sign the Amended and Restated Agreement, he does not oppose it. Thus, the Amended and Restated Agreement is uncontested. The table below identifies the parties to this Motion and the Signatories as well as the non-opposing party:

Signatories to Amended and Restated Agreement	Party Not Opposing the Amended and Restated Agreement
EPE	Rockney Bacchus
Staff of Public Utility Commission
City of El Paso
Texas Industrial Energy Consumers
State of Texas agencies and institutions of higher education (State Agencies)
Rate 41 Group¹
Freeport-McMoRan Copper & Gold, Inc.
ArcelorMittal USA LLC
Wal-Mart Stores Texas, LLC, and Sam’s East, Inc.
W. Silver, Inc.
United States Department of Defense and all other Federal Executive Agencies
Coalition of Cities Served by El Paso Electric²
City of Socorro
NRG Residential Solar Solutions LLC
Solar Energy Industries Association
Office of Public Utility Counsel
Sunrun Corporation
ECO ELP, Inc
Energy Freedom Coalition of America

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¹ Consisting of Ysleta ISD, El Paso ISD, Socorro ISD, Clint ISD, San Elizario ISD, Fabens ISD, Anthony ISD, Canutillo ISD, Tornillo ISD, El Paso County, Housing Authority of the City of El Paso, Region 19 Education Service Center, and El Paso County Community College District.
² Consisting of the municipalities of the City of San Elizario, the City of Clint, and the City of Horizon City.

III.	SUMMARY OF THE UNCONTESTED AMENDED AND RESTATED AGREEMENT

The Amended and Restated Agreement resolves all issues in these proceedings, as detailed in that agreement. A high level summary of the principal provisions of the Amended and Restated Agreement is as follows:³

1.
Overall revenues—EPE should receive an overall increase of $37 million in Texas base rate and other revenues, effective for electricity consumed on and after January 12, 2016. (Article I.A.) These rates have been collected on an interim basis, subject to surcharge or refund, as appropriate, as approved in SOAH Order No. 16.

2.
Four Corners issue—EPE should receive an incremental increase of $3.7 million in annual revenue requirement for base rates (in addition to the $6,081,409 deemed to be included in the $37 million increase) associated with its interest in Units 4 and 5 of the Four Corners power plant. This incremental amount for Four Corners is in addition to the $37 million and also applies to consumption on and after January 12, 2016. (Article I.B.)

3.
Plant additions—EPE’s additions to plant in service after June 2009 through March 31, 2015 are deemed reasonable and necessary and included in rate base, with one item to be addressed in a future case and with the Copper gas turbine to continue to be excluded from rate base. (Article I.C.)

4.	Return on equity—EPE shall utilize a return on equity of 9.7 percent only for purposes of calculating Allowance for Funds Used During Construction. (Article I.D.)

5.	Depreciation—The Amended and Restated Agreement specifies depreciation rates for EPE and how EPE will record any gain or loss on the disposal of transportation equipment. (Article I.E.)

6.	State income taxes—EPE will begin normalizing state income tax expense. (Article I.F.)
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³ This summary is provided for convenience and does not capture all the items addressed by the Amended and Restated Agreement. Articles cited in this Motion refer to the articles in the Amended and Restated Agreement. To understand all of its provisions, please see the Amended and Restated Agreement, which is Exhibit A.

7.	Nuclear decommissioning—EPE’s rates will be deemed not to include funding for Palo Verde Nuclear Generating Station decommissioning. (Article I.G.)

8.	Environmental consumables—The expenses for environmental consumables will be removed from base rates and be recovered as eligible fuel costs. (Article I.H.)

9.
Allocation of base rate revenues—The Amended and Restated Agreement specifies how the $37 million revenue increase and the $3.7 million Four Corners amount will be allocated among the rate classes. (Article I.I.)

10.	Rate design and tariff approval—The Amended and Restated Agreement also addresses tariff and rate design issues. (Article I.J.)

11.
Rate case expenses—The Amended and Restated Agreement specifies the recovery of rate case expenses incurred by EPE and its municipalities, after the consolidation of the rate case expense Docket No. 45475 into the rate case Docket No. 44941. This recovery of rate case expenses is subject to certain conditions or limitations, including the fact that recovery will not include $600,000 of such incurred expenses. (Article I.K.)

The Amended and Restated Agreement does not propose a separate and new rate regime for residential customers with distributed generation.

IV.	MOTION TO CONSOLIDATE RATE CASE EXPENSE DOCKET NO. 45745

Article I.K of the Amended and Restated Agreement settles the issues concerning the review and recovery of rate case expenses incurred by EPE and its municipalities. Implementing this provision requires that the ALJs consolidate the rate case expense Docket No. 45475 into this Docket No. 44941. Therefore, the Signatories request that Docket No. 45475 be consolidated into Docket No. 44941.

V.	MOTION TO ADMIT EVIDENCE

The Signatories request that the following documents be admitted into the record:

1.	EPE’s application (filed 8/10/2015);

2.	EPE’s 45-day update (filed 9/24/2015);

3.	EPE’s Proof of Notice (filed 10/9/2015);

4.
All other pre-filed direct or rebuttal testimony and exhibits by all parties, including any errata, except (a) the Direct Testimony of Jose Gutierrez filed on December 11, 2015; (b) the Direct Testimony in Support of Non-Unanimous Stipulation and Settlement of James Schichtl and Nathan Hirschi filed on April 19, 2016; and (c) the Direct Testimony in Support of Stipulation of Anna Givens and William B. Abbott filed on April 22, 2016;

5.
The supplemental settlement testimony of James Schichtl, on behalf of EPE, and the supplemental settlement testimonies of Willam B. Abbott, Anna Givens, and Mark Filarowicz, on behalf of the Staff, filed concurrently with this Motion; and

6.	The Amended and Restated Agreement in Exhibit A, along with its attachments.

VI.	MOTION TO DISMISS CASE AND RETURN TO COMMISSION
The Signatories request that this case then be dismissed from SOAH’s docket and be returned to the Commission for ultimate disposition.
Attached as Exhibit B is a draft order for the ALJs to consider in connection with the requests above.

VII.	CONCLUSION
In conclusion, the Signatories respectfully request that the ALJ issue orders granting the requests in this motion.

Respectfully Submitted,
Adrian Rodriguez
Senior Attorney
State Bar No. 24065989
Lorenzo Nieto
Regulatory Attorney
State Bar No. 24037183
EL PASO ELECTRIC COMPANY
100 N. Stanton
El Paso, Texas 79901
Telephone: (915) 543-5897
Facsimile: (915) 521-4747

Casey Wren
State Bar No. 22019300
Mark Held
State Bar No. 09390300
Bret J. Slocum
State Bar No. 18508200
Leslie M. Padilla
State Bar No. 24084628
James A. Nortey II
State Bar No. 24079063
DUGGINS WREN MANN & ROMERO, LLP
P.O. Box 1149
Austin, Texas 78767
(512) 744-9300
(512) 744-9399 (fax)

By: /s/ Casey Wren
Casey Wren
ATTORNEYS FOR EL PASO
ELECTRIC COMPANY

CERTIFICATE OF SERVICE

I certify that a true and correct copy of this document was served by electronic mail, facsimile, hand-delivery, overnight delivery, or 1st Class U.S. Mail on all parties of record in this proceeding on July 21, 2016.
/s/ Casey Wren
Casey Wren

AGREED:

/s/ Casey Wren
Casey Wren
State Bar No. 22019300
Duggins Wren Mann & Romero, LLP
P.O. Box 1149
Austin, Texas 78767
(512) 744-9300
(512) 744-9399 (fax)

Attorney for El Paso Electric Company

AGREED:

/s/ Ralph J. Daigneault
Ralph J. Daigneault
State Bar No. 24040755
Attorney – Legal Division
1701 N. Congress Ave.
P.O. Box 13326
Austin, Texas 78711-3326

Attorney for Public Utility Commission of Texas Staff

AGREED:

/s/ Norman J. Gordon
Norman J. Gordon
State Bar No. 08203700
Andrés E. Almanzán
State Bar No. 24001643
Mounce, Green, Myers, Safi, Paxson & Galatzan,
A Professional Corporation
100 N. Stanton, Ste. 1700
El Paso, Texas 79901

Attorney for the City of El Paso

AGREED:

/s/ Rex D. VanMiddlesworth
Rex D. VanMiddlesworth
State Bar No. 20449400
Benjamin Hallmark
State Bar No. 24069865
THOMPSON & KNIGHT LLP
98 San Jacinto Blvd., Suite 1900
Austin, Texas 78701

Attorney for Texas Industrial Energy Consumers

AGREED:

/s/ Katherine H. Farrell
Katherine H. Farrell
State Bar No. 24032396
Sara R. Hammond
State Bar No. 24081003
Administrative Law Division
Office of the Attorney General
P.O. Box 12548 – Mailcode 018-12
Austin, Texas 78711-2548

Attorney for The State of Texas Agencies and Institutions of Higher Education

AGREED:

/s/ J. Christopher Hughes
J. Christopher Hughes
State Bar No. 00792594
HUSCH BLACKWELL, LLP
111 Congress Ave., Ste. 1400
Austin, Texas 78701

Attorney for Rate 41 Group

AGREED:

/s/ Alton J. Hall, Jr.
Alton J. Hall, Jr.
ADAMS AND REESE LLP
LyondellBasell Tower
1221 McKinney, Suite 4400
Houston, Texas 77010

Attorney for Freeport-McMoRan Copper & Gold, Inc.

AGREED:

/s/ Mark W. Smith
Mark W. Smith
State Bar No. 18649200
Miguel A. Huerta
State Bar No. 00787733
SMITH TROSTLE & HUERTA LLP
4401 Westgate Blvd., Ste. 330
Austin, Texas 78745

Attorney for DB Vinton, LLC,
Successor in Interest to
ArcelorMittal USA LLC

AGREED:

/s/ Rick D. Chamberlain
Rick D. Chamberlain
State Bar No. 24081827
BEHRENS, WHEELER & CHAMBERLAIN
6 N.E. 63rd Street, Ste. 400
Oklahoma City, OK 73105-1401

Attorney for Wal-Mart Stores Texas, LLC, and Sam’s East, Inc.

AGREED:

/s/ John K. Arnold
John K. Arnold
State Bar No. 24013829
Carrie Collier-Brown
State Bar No. 24065064
Locke Lord LLP
600 Congress Avenue
Suite 2100
Austin, Texas 78701

Attorney for W. Silver, Inc.

AGREED:

/s/ Kyle J. Smith
Kyle J. Smith
General Attorney - Regulatory Law
U.S. Army Legal Service Agency
Department of the Army
9275 Gunston Road
ATTN: JALS-RL/IP
Fort Belvoir, VA 22060-4446

Attorney for U.S. Department of Defense and all other Federal Executive Agencies

AGREED:

/s/ Elizabeth Elleson
Elizabeth Elleson
State Bar No. 14865575
BOJORQUEZ LAW FIRM
12325 Hymeadow Dr., Ste. 2-100
Austin, Texas 78750

Attorney for Coalition of Cities Served by El Paso Electric Company

AGREED:

/s/ James A. Martinez
James A. Martinez
State Bar No. 00791192
The Law Offices of James A. Martinez
7170 Westwind Drive, Ste. 201
El Paso, Texas 79912

Attorney for City of Socorro, Texas

AGREED:

/s/ Mark A. Walker
Mark A. Walker
NRG ENERGY, INC.
901 Mopac Expressway, 1-300
Austin, Texas 78746

Attorney for NRG Residential Solar Solutions LLC

AGREED:

/s/ Michael J. Jewell
Michael J. Jewell
JEWELL & ASSOCIATES, PLLC
506 West 7th Street, Ste. 1
Austin, Texas 78701

Attorney for Solar Energy Industries Association

AGREED:

/s/ Catherine J. Webking
Catherine J. Webking
State Bar No. 21050055
Scott Douglass & McConnico LLP
303 Colorado Street, Suite 2400
Austin, Texas 78701
(512) 495-6337
(512) 495-6399 (fax)

Attorney for Energy Freedom Coalition of America

AGREED:

/s/ Cassandra Quinn
Cassandra Quinn
State Bar No. 24053435
Office of Public Utility Counsel
1701 N. Congress Avenue, Suite 9-180
P.O. Box 12397
Austin, Texas 78711-2397
(512) 936-7500
(512) 936-7525 (fax)

Attorney for the Office of Public Utility Counsel

AGREED:

/s/ Alfred R. Herrera
Alfred R. Herrera
State Bar No. 09529600
Herrera & Boyle, PLLC
816 Congress Avenue, Suite 1250
Austin, Texas 78701
(512) 474-1492
(512) 474-2507 (fax)

Attorney for ECO EL PASO

AGREED:

/s/ David R. Wooley
David R. Wooley, Esq.
Keyes, Fox & Weidman, LLP
436 14th Street, Suite 1305
Oakland, California 94612
(510) 314-8207
(510) 225-3848 (fax)

Attorney for Sunrun Corporation